UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 9, 2007

                            FIRST SOUTH BANCORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         VIRGINIA                        0-22219              56-1999749
         --------                        -------              ----------
(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


1311 Carolina Avenue, Washington, North Carolina                        27889
-------------------------------------------------                       -----
(Address of principal executive offices)                              (Zip Code)

                                 (252) 946-4178
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On January 9, 2007, First South Bancorp, Inc. (the "Company") reported that it's previously announced stock repurchase program expired on January 8, 2007, and it has adopted a new program to repurchase up to 5% shares of its common stock, representing approximately 494,370 of the current outstanding shares.

The Company has determined that the repurchase of its outstanding common stock will serve the best interest of the Company and its stockholders by providing an attractive investment for the Company's funds and decreasing the potential diluting effect caused by the future exercise of stock options.

Share repurchases will be made over a period of not greater than twelve (12) months. During this twelve-month period, the Company may purchase shares of its common stock at certain times and price levels that are satisfactory to the Company. The repurchase program will be effected through open market purchases, unsolicited negotiated transactions, or in such other manner as will comply with applicable law. The program will be dependent upon market conditions and there are no assurances as to the exact number of shares the Company may be able to repurchase.

The shares of common stock acquired pursuant to the repurchase program will be treated as treasury shares on the consolidated statement of financial condition of the Company and will be used for general corporate purposes, including the future exercise of stock options.

Incorporated herein by reference, as Exhibit 99.1 is the press release issued by the Company on January 9, 2007, announcing the above stock repurchase program.


Item 9.01.  Financial Statements and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c)      Not applicable
(d)      The following exhibit is filed herewith:

         Exhibit 99.1 - Press release dated January 9, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2007                             First South Bancorp, Inc.
                                                  -------------------------
                                                       (Registrant)


                                                  By: /s/ William L. Wall
                                                      ------------------------
                                                  William L. Wall
                                                  Executive Vice President
                                                  Chief Financial Officer and
                                                  Secretary